LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

(formerly, Loomis Sayles Intermediate Duration Fixed Income Fund)

Supplement dated June 4, 2010 to the Loomis Sayles Institutional Funds Prospectus (the “Prospectus”),

dated February 1, 2010, as may be revised and supplemented from time to time.

Effective immediately, the Minimum Subsequent Investment for Institutional Class shares of the Loomis Sayles Intermediate Duration Bond Fund (the “Fund”) included in the section “Purchase and Sale of Fund Shares” has been changed from $50,000 to $50.

Effective immediately, the Minimum Initial Investment for Institutional Class shares of the Fund included in the section “General Information” on page 34 of the Prospectus has been changed from $2,000,000 to $100,000.

Effective immediately, the first sentence of the third paragraph under the Minimum Initial Investment table in the section “General Information” on page 35 of the Prospectus is amended and restated as follows:

For each Fund (except Loomis Sayles Intermediate Duration Bond Fund), each subsequent investment must be at least $50,000. For Loomis Sayles Intermediate Duration Bond Fund, each subsequent investment must be at least $50.